UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2015

MONARCH AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54798	99-0372219
(Commission File Number)	(IRS Employer Identification No.)

1150W. Custer Place

Denver, Colorado 80223

(Address of Principal Executive Offices, Zip Code)

(720) 319-5602

 (Registrant's Telephone Number, Including Area Code)

3240 W 71st Ave, Unit 5

Westminster CO 80030

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2015, Monarch America, Inc. (the “Company”) entered into a Securities Purchase Agreement with Redwood Management LLC, a Florida limited liability company (“Redwood”), for the sale of an original issue discount convertible debenture (the “Debenture”) in the principal amount of $1,000,000. The Debenture was issued for an original issue discount of 10%, and interest on the Debenture accrues at the rate of 10% per annum, payable in six equal tranches, the first of which was paid on April 29, 2015 and the remainder are due on each of the first five monthly anniversaries of the issuance of the Debenture.

The Company received net proceeds from the issuance of the Debenture in the amount of $118,333. Pursuant to the terms of the Secured Redwood Note described below, on each of May 29th and the next consecutive four months, Redwood will pay the Company $150,000 as long as (a) the Company shall have duly honored all conversions submitted by Redwood, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the Redwood, (c) the Common Stock is trading, (d) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares then issuable to Redwood, (e) there is no existing event of default under the Debenture, (f) there has been no public announcement of a pending or proposed fundamental transaction or change of control that has not been consummated, (g) the daily dollar trading volume for the common stock exceeds an average of $15,000 per trading day, (h) the Company’s common stock must be DTC and DWAC Eligible and not subject to a “DTC Chill” and (i) the Company has timely filed all reports required to be filed by the Company after the date hereof pursuant to the Securities Exchange Act of 1934, as amended. Notwithstanding, upon at least 2 business days the Company may prohibit Redwood from making any prepayment otherwise due under the Secured Redwood Note.

The Debenture, which is due on April 29, 2016, is convertible into shares of the Company’s common stock at the election of Redwood at any time at a conversion price equal to 65% of the lowest trading price of the common stock during the 20 trading day period prior to conversion. Failure of the Company to deliver shares to Redwood within three days of conversion results the Company paying $10 per trading day for the first four days and $20 per day thereafter.

Redwood agreed to restrict its ability to convert the Debenture and receive shares of the Company if the number of shares of common stock beneficially held by Redwood and its affiliates in the aggregate after such conversion exceeds 4.99% of the then outstanding shares of common stock; said percentage can increase to 9.99% upon no less than 61 days’ notice from Redwood to the Company.

The Company has the right to prepay any portion of the Debenture upon ten days’ notice and payment of a 130% prepayment penalty.

2

The Debenture contains default events which, if triggered and not timely cured (if curable), will result in a late fee of 18% and a default interest at the rate of 2% per month. Default events include, without limitation, a default by the Company under any material agreement to which it or its subsidiary is obligated, the stock of the Company no longer being traded, transfers of stock through DTC no longer available or being a party to a change of control transaction or failing to deliver stock certificates prior to the third trading date after notice of conversion is delivered to the Company.

The Company agreed to provide Redwood 3 business days’ prior written notice of any proposed sale by the Company for cash of its common stock or other securities or debt obligations, except in connection with certain exempt issuances. Redwood has the right during said period to purchase such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale.

On April 29, 2015, Redwood issued the Company a $750,000 collateralized secured promissory note (the “Secured Redwood Note”), pursuant to which Redwood agreed to pay the Company $750,000 on or before March 29, 2015. Said Note is secured by the 10% membership interests of Redwood owned by Gary Rogers and John DeNobile.

For all the terms and conditions of the Securities Purchase Agreement, the Debenture and Secured Redwood Note described above, reference is hereby made to such Agreement and Notes annexed hereto as Exhibits 10.20, 10.21 and Exhibit 10.22, respectively. All statements made herein concerning the foregoing Agreement, the Debenture and Secured Redwood Note are qualified by reference to said Exhibits.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01(Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 2.03.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. The Debenture and Secured Redwood Note described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The securities purchase agreements executed in connection therewith contains representations to support the Company's reasonable belief that Redwood had access to information concerning the operations and financial condition of the Company, is acquiring the securities for its own account and not with a view to the distribution thereof, and is an "accredited investor" as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act of 1933, as amended. At the time of their issuance, the Debenture and any shares of common stock issued upon conversion thereof above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

3

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.20	Securities Purchase Agreement dated April 29, 2015 between Monarch America, Inc. and Redwood Management LLC

10.21	Original Issue Discount Convertible Debenture due April 29, 2016 issued by Monarch America, Inc. to Redwood Management LLC in the principal amount of $1,000,000

10.22	Secured Purchaser Note issued by Redwood Management LLC to Monarch America, Inc. in the principal amount of $750,000

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH AMERICA, INC.

Date: May 1, 2015	By:	/s/ Eric Hagen
	Name:	Eric Hagen
	Title:	President and Chief Executive Officer

5